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                                                                    Exhibit 21.1


                             Suncoast Bancorp, Inc.


                                   Form 10-KSB


                     For Fiscal Year Ended December 31, 2002





                           Subsidiaries of Registrant
                           --------------------------

                   Suncoast Bank, incorporated under the laws
                             of the State of Florida